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                                                                   EXHIBIT 10.23

                     UNSECURED CONVERTIBLE PROMISSORY NOTE
                     -------------------------------------

$ 500,000                                                       January 31, 1997
                                                         Los Angeles, California


     FOR VALUE RECEIVED, the receipt and sufficiency of which is hereby acknowledged, Pinnacle Oil International, Inc., a Nevada corporation, (the "Maker"), hereby promises to pay to R. Dirk Stinson, or order (the "Holder"), at
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the address designated below on the signature page of this note, or such other address as the Holder may from time-to-time designate by written notice to the Maker, the principal sum described below as the "principal amount", together with interest thereon, in the manner and at the times provided below and subject to the terms and conditions described herein.

    (a)  PRINCIPAL AMOUNT.
         ----------------

         The Principal Amount shall be the amount advanced and received by Maker as of the date hereof, or Five Hundred Thousand and No/100 Dollars ($500,000), or such principal amount as shall be outstanding from time to time (the "Principal Amount").
 ----------------

    2.   INTEREST.
         --------

         Subject to the provisions of this Section and Section 7, of this note, interest on the Principal Amount from time-to-time remaining unpaid shall accrue at the rate of twelve percent (12%) per annum. Interest shall be computed on the basis of a three hundred sixty (360) day year and a thirty (30) day month.

         Notwithstanding the foregoing, in the event the Maker and/or any surety, guarantor or endorser of this note is in default under this note, the described interest rate shall, subject to the terms of Section 7 of this note, accrue from the date of such default until the balance of the Principal Amount, accrued and unpaid interest, late charges and all other indebtedness under this note is fully repaid, at a rate equal to the lesser of (i) the maximum legal rate permitted at law; or (ii) the rate of fourteen percent (14%) per annum.

     3.  PAYMENT OF PRINCIPAL AND INTEREST.
         ---------------------------------

         Subject to prior prepayment, acceleration or conversion in accordance with the terms of this note, the Principal Amount, accrued and unpaid interest on the Principal Amount and all other indebtedness under this note shall be due and payable one year after the date hereof (the "Maturity Date").

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         Notwithstanding the foregoing, the Maker shall have the right to prepay any portion of the Principal Amount in whole or in part (together with any accrued and unpaid interest through the date of prepayment, plus any other amounts due under this note), or to convert this note pursuant to Section 6, without prepayment penalty or premium.

         Whenever any payment required under the terms of this note shall be stated to be due on a day other than a business day, such payment shall be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest.

     4.  MANNER OF PAYMENTS/CREDITING OF PAYMENTS.
         ----------------------------------------

         Payments of any amount required hereunder shall be made solely in lawful money of Canada, and shall be credited first against accrued but unpaid late charges, if any, then against accrued but unpaid interest, if any, and then against the unpaid balance of the Principal Amount. If any payments are made by check, such payments must be delivered to the Holder in sufficient time to allow the funds to become same day funds on or before the due date for such payment.

     5.  NO OFFSET.
         ---------

         The Maker shall make all payments required under this note without offset regardless of any defense, setoff, claim, cause of action, counterclaim, or cross-claim, whether liquidated or unliquidated, which the Maker may have or claim to have against the Holder, whether or not related to this note (collectively, "Claims"), and no portion of the indebtedness evidenced by this note or any payment shall be or be deemed to be offset or compensated by all or any part of such Claims. The Maker waives, to the fullest extent permitted by applicable law, the protection or benefits of any statement, code, or judicial decision which conflicts with the terms of this Section.

     6.  CONVERSION.
         ----------

         (a)   Holder's Election to Convert. The Holder may elect, at any time
               ----------------------------
prior to the Maturity Date, by provision of written notice of conversion to the Maker delivered with surrender of this note to the Maker on or before the Maturity Date, to convert the then outstanding principal amount of this note or any portion thereof, plus any accrued but unpaid interest on this note, into Common Shares of the Maker, at a conversion price of $4.07 per Common Share.

         (b)   Maker's Election to Convert. If Holder has not converted the
               ---------------------------
Indebtedness prior to the earlier of the Maturity Date or the date of Maker's listing on NASDAQ, the Maker shall, by provision of written notice of conversion to the Holder on or before the

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Maturity Date, to convert the then outstanding principal amount of this note or any portion thereof, plus any accrued but unpaid interest on this note, into Common Shares of the Maker, to be issued to the Holder. The number of Common Shares to be issued to Holder shall be calculated by dividing the total indebtedness as of such date (including any unpaid interest, late charges, costs or expenses) by a price equal to $2.72 per Common Share.

         (c)   Covenants Of Company The Maker makes the following covenants to
               --------------------
the Holder, each of which is deemed to be a separate covenant:

               (i) Until this note is repaid or converted, the Maker shall not, without the consent of the Holder, declare or make any dividend or other distributions to shareholders of Maker.

               (ii) The Maker will at all times keep true and complete books or record and accounts in accordance with generally accepted accounting principles and practices.

               (iii) The Maker will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises; provided, however, that nothing in this Section shall require the Company to maintain, preserve or renew any right or franchise which in the opinion of the Board of Directors of the Company is not necessary or desirable in the conduct of the business of the Company, in the exercise of their reasonable business judgment.

     7.  LATE CHARGE.
         -----------

         If any payment of the Principal Amount and/or interest thereon (a "Delinquent Payment") is not received by the Holder when due, a late charge (the
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"Late Charge") equal to six percent (6%) of the Delinquent Payment may be
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charged by the Holder for the purpose of defraying expenses incurred by the
Holder. In light of all of the circumstances existing on the date of this note, the parties agree that the Late Charge represents a fair and reasonable estimate of the costs that will be sustained by the Holder upon any failure by the Maker to make timely payment. The parties further agree that the amount of actual damages incurred by the Maker would be costly, inconvenient and extremely difficult and impractical to prove. The Late Charge shall be paid without prejudice to the Holder's right to collect any other amounts provided for under this note, or to declare a default under this note, or from exercising any of the other rights and remedies available to the Holder.

     8.  ACCELERATION UPON DEFAULT.
         -------------------------

         At the option of the Holder, all or any part of the indebtedness of the Maker shall immediately become due and payable, irrespective of any agreed maturity, upon the happening of

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any of the following events of default (each, an "Event of Default"):
                                                  ----- -- -------
     (a) If any part of the Principal Amount and/or interest thereon and/or Late Charges under this note are not paid when due;

     (b) If any of the following events occurs, it shall constitute an Event of Default under this note:

         (i) If the Maker shall breach any non-monetary condition or obligation imposed on the Maker pursuant to the terms of this note;

         (ii) If the Maker shall make an assignment for the benefit of creditors;

         (iii) If a custodian, trustee, receiver, or agent is appointed or takes possession of substantially all of the property of the Maker;

         (iv)   If the Maker becomes insolvent as that term is defined in
Section 101(26) of Title 11 of the United States Code;

         (v) If the Maker shall (A) file a voluntary petition under the Bankruptcy Code, or (B) otherwise file any petition or apply to any tribunal for appointment of a custodian, trustee, receiver, or agent of the Maker, or commence any proceeding related to the Maker under any bankruptcy or reorganization statute, or under any arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect;

         (vi) If any involuntary petition is filed against the Maker under the Bankruptcy Code and such petition is not dismissed by the Bankruptcy Court within thirty (30) days of the date of filing;

         (vii) If any petition or application of the type described above is filed against the Maker, or any proceeding of the type described above is commenced, and either: (A) the Maker, by any act, indicates his approval thereof, consent thereto, or acquiescence therein; or (B) an order is entered appointing any such custodian, trustee, receiver, or agent, adjudicating the Maker bankrupt or insolvent, or approving such petition or application in any such proceeding, and any such order remains in effect for more than thirty (30) days;

         (viii) If any attachment, execution, or other writ is levied on substantially all of the assets of the Maker and remains in effect for more than fifteen (15) days; or

         (ix) If, without the prior written consent of Holder any of the following events occurs: the Maker materially ceases operations; the Board of Directors of the Maker

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resolves to dissolve and liquidate the Maker; Maker otherwise terminates its existence; the Board of Directors of Maker resolve to consolidate, merge, restructure, or enter into any other combination or reorganization; the Board of Directors of the Maker resolve to enter into any divisive reorganization (i.e., "spin-off" or "split-off") involving twenty-five percent (25%) or more of the Maker's gross assets based on book value; the Maker sells or hypothecates twenty-five percent (25%) or more of the Maker's gross assets based on book value; or the Maker distributes to its shareholders twenty-five percent (25%) or more of its gross assets based on book value.

Notwithstanding the foregoing, if any such default is reasonably susceptible of being cured, the Maker shall be entitled to a grace period of thirty (30) days following written notice of such event of default to cure such default, and further provided, that if such event of default is of such character as to
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reasonably require more than thirty (30) days to cure, and the Maker has promptly commenced to cure said default within the thirty (30) day period and uses reasonable diligence thereafter in curing such default, then the thirty
(30) day period shall be reasonably extended.

     9.  COLLECTION COSTS AND ATTORNEYS' FEES.
         ------------------------------------

         (a) The Maker agrees to pay the Holder all costs and expenses, including reasonable attorneys' fees, paid or incurred by the Holder in connection with the collection or enforcement of this note.

         (b) In the event any party institutes or should any party otherwise become a party to any action or proceeding in connection with the enforcement or interpretation or collection of this note, or for damages by reason of any alleged breach of this note or any provision hereof, or for a declaration of rights in connection with this note, or for any other legal or equitable relief, the prevailing party in any such action or proceeding shall be entitled to receive from the non-prevailing party all costs and expenses, including without limitation reasonable attorneys' and other fees incurred by the prevailing party in connection with such action or proceeding, and shall also be entitled to collect as damages those costs and expenses described in subsection (a) of this Section.

         (c) The term "attorneys' and other fees" for purposes subsection (b) of this Section shall mean and include attorneys' fees, accountants' fees, fees of other professionals, witness fees (including experts engaged by the parties but excluding the parties themselves) and any and all similar fees incurred in the prosecution or defense of the action or proceeding. The term "costs" for purposes of subsection (b) of this Section shall mean and include the cost to take depositions and the cost of travel and lodging expense incurred. The term "action" or "proceeding" for purposes of subsections (a) and (b) of this Section shall mean and include actions, proceedings, suits, arbitrations (if required or permitted under this note or any agreement securing payment of this note or consented to by the parties), appeals and other similar proceedings, including bankruptcy proceedings.

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     10.  NOTICE.
          ------

          Any notice to the Maker provided for in this note shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to the Maker at the address set forth below, or to such other address as the Maker may designate by written notice to the Holder. Any notice to the Holder shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, to the Holder at the address set forth below, or at such other address as may have been designated by written notice to the Maker. Mailed notices shall be deemed delivered and received three (3) days after deposit in accordance with this provision in the United States mail.

     11.  USURY COMPLIANCE.
          ----------------

          All agreements between the Maker and the Holder are expressly limited, so that in no event or contingency, shall the amount paid or agreed to be paid to the Holder for the use or forbearance of the indebtedness exceed the highest lawful rate permissible under applicable usury laws. If under any circumstance, fulfillment of any provision of this note would violate the provisions prescribed by law which a court of competent jurisdiction deems applicable, then, the obligations to be fulfilled under this note shall be reduced to eliminate such violation. If, under any circumstances, the Holder shall ever receive as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid Principal Amount and/or late charges under this note and not to the payment of interest; or, if such excessive interest exceeds the unpaid balance of the Principal Amount and/or late charges under this note, such excess shall be refunded to the Maker.

     12.  GENERAL.
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          (a)   No Waiver of Holder's Rights. No delay or failure or act on the
                ----------------------------
part of the Holder in exercising any rights under this note, including without limitation the Holder's right to accelerate, shall operate as a waiver of the Maker's right to exercise such right or any other right under this note, or as a release of Maker for the same default or any other default, except to the extent such waiver is in writing and signed by the Holder, and then only to the extent specifically set forth in writing.

          (b)   Waivers, Consents and Releases by the Maker and Sureties,
                --------------------------------------------------------
Guarantors and Endorsers.
------------------------

               (i) The Maker and each and every surety, guarantor, and endorser of this note hereby consent to all extensions without notice for any period or periods of time, and to the

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acceptance of partial payments before or after maturity, and to the acceptance, release, and substitution of security, all without prejudice to the Holder. The Holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of the indebtedness, or to grant any other indulgences or forbearance whatsoever, without notice to any other party and without in any way affecting the personal liability of any such party.

         (ii) Except for the provision of written notice expressly set forth in this note, the Maker and each and every surety, guarantor and endorser of this note hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor, and all other notices to which such parties might otherwise be entitled in connection with the delivery, acceptance, performance, default or enforcement of this note.

         (iii) The Maker and each and every surety, guarantor and endorser of this note hereby waive the right to require the Holder to proceed against any security for this note before proceeding against any of such parties, and further waive all defenses based on release of security, extension of time or other indulgence given in respect to payment of this note, to whomsoever given, and further waives all defenses, generally, except the defense of actual payment of this note according to its tenor.

         (iv) The Maker and each and every surety, guarantor and endorser of this note hereby waives the pleading of any statute of limitations as a defense to the obligations evidenced by this note to the fullest extent permissible by law.

     (c) Holder's Right to Endorse or Assign.  The Holder shall have the right
         -----------------------------------
to endorse or to sell, assign, transfer, encumber, pledge, or otherwise alienate or hypothecate, either in part or in its entirety, this note, together with any instrument evidencing or securing the indebtedness of this note, without the consent of the Maker or any party constituting the Maker or any guarantor, endorser or surety. The endorsement or assignment of this note by the Holder shall be ineffective until actual notice of same is received by the Maker.

     (d) Successors and Assigns.  This note and all of the covenants, promises,
         ----------------------
and agreements contained in it shall be binding on and inure to the benefit of the respective legal and personal representatives, devises, heirs, successors, and assigns of the Maker and the Holder.

     (e) Integration.  This writing is intended by the parties to be an
         -----------
integrated and final expression of this note and also is intended to be a complete and exclusive statement of the terms of their agreement. No course of prior dealing between the parties, no usage of trade, and no parole or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this note except as specifically provided herein.

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     (f) Invalidity.  If any provision of this note, or the application of it to
         ----------
any party or circumstance, is held to be invalid, the remainder of this note, and the application of such provision to other parties or circumstances, shall not be affected thereby, the provisions of this note being severable in any such instance.

     (g) Interpretation.  This note shall be governed by, interpreted under and
         --------------
construed and enforced in accordance with the laws of the State of Nevada applicable to contracts entered into in the State of Nevada, by residents of the State of Nevada, and intended to be performed entirely within the State of Nevada.

     (h) Time of Essence.  Time is of the essence for each and every obligation
         ---------------
under this note.

   IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has duly executed this note the day and year first above written.


HOLDER:                            MAKER:

R. Dirk Stinson                    PINNACLE OIL INTERNATIONAL, INC.



                                   By:  /s/ Terrence J. Dunne
                                       ---------------------------------------
                                   Terrence J. Dunne, Secretary and Treasurer

ADDRESS:                           ADDRESS:
-------                            -------

R. Dirk Stinson                    Pinnacle Oil International, Inc.
1956 Bow Drive                     380-1090 West Georgia Street
Coquitlam, B.C. V3E 1T2            Vancouver, B.C. V6E 3V7
Canada                             Canada

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